SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 14, 2004


	                   QUALITY DINING, INC.
---------------------------------------------------------
(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
---------------------------------------------------------------
(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
	                Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (574) 271-4600


	                       Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)





ITEM 12.	Results of Operations and Financial Condition


On June 14, 2004 the Registrant issued a press release that announced its second quarter results for fiscal 2004. A copy of the press release is attached hereto as Exhibit 99 and is furnished pursuant to Item 12.











SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 14, 2004

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel




Index of Exhibits


Exhibit No.               Description
-----------               -------------------------
99                        Press release issued June 14, 2004







Exhibit 99
------------------

FOR IMMEDIATE RELEASE	                   Contact: John C. Firth
                                           Executive Vice President
                                           and General Counsel
                                           (574) 243-6616

MISHAWAKA, Ind. (June 14, 2004) - Quality Dining, Inc. (NASDAQ/NM:QDIN) today announced total revenues of $52.2 million for the second quarter of fiscal 2004 versus $49.7 million during the same period in fiscal 2003. For the 28 weeks ended May 9, 2004, the Company reported total revenues of $116.3 million versus $114.8 million in the comparable period during fiscal 2003.

The Company reported net income of $254,000, or $0.02 per diluted share, for the second quarter of fiscal 2004 compared to a net loss of $280,000, or $0.02 per diluted share, for the same period in fiscal 2003. For the first 28 weeks of fiscal 2004, the Company reported net income of $532,000, or $0.04 per diluted share, compared to a net loss of $101,000, or $0.01 per diluted share, for the comparable period in fiscal 2003.

Quality  Dining  owns  the Grady's American Grill (R),  Papa  Vino's
Italian Kitchen (TM) and Spageddies Italian Kitchen (TM) concepts and operates Burger King (R) restaurants and Chili's Grill & Bar (R)restaurants as a franchisee. As of June 14, 2004, the Company operates 118 Burger King restaurants, 38 Chili's Grill
&  Bar restaurants, 8 Grady's American Grill restaurants, 6 Papa
Vino's Italian   Kitchen restaurants,  3  Spageddies  Italian
Kitchen restaurants and one Porterhouse restaurant.

This  press  release  contains  and incorporates  forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.

                                             Quality Dining, Inc.
                                        Unaudited Financial Highlights
                                   (In thousands, except per share amounts)

                                     12 Weeks  12 Weeks  28 Weeks  28 Weeks
                                      Ended      Ended     Ended     Ended
                                      May 9,     May 11,   May 9,    May 11,
                                       2004       2003      2004      2003
Revenues:                           -------    -------   -------   -------
Burger King                        $ 26,578   $ 25,452  $ 58,885  $ 59,393
Chili's Grill & Bar                  20,346     18,616    45,153    42,132
Italian Dining Division               3,865      4,163     8,892     9,808
Grady's American Grill                1,437      1,459     3,360     3,501
                                    -------    -------   -------   -------
Total revenues                       52,226     49,690   116,290   114,834
                                    -------    -------   -------   -------
Operating Expenses:
Restaurant Operating Expenses:
Food and beverage                    14,270     13,450    31,856    30,850
Payroll and benefits                 15,114     14,293    33,894    33,630
Depreciation and amortization         2,101      2,288     4,968     5,362
Other operating expenses             13,605     12,685    30,421    30,077
                                    -------    -------   -------   -------
Total restaurant operating expenses  45,090     42,716   101,139    99,919
                                    -------    -------   -------   -------
Income from restaurant operations     7,136      6,974    15,151    14,915
General and administrative            3,663      4,041     8,678     8,980
Trademark amortization                   37         87       119       203
                                    -------    -------   -------   -------
Operating income                      3,436      2,846     6,354     5,732
                                    -------    -------   -------   -------
Other income (expense):
Reocvery of note receivable               -      3,459         -     3,459
Interest expense                     (1,464)    (1,690)   (3,523)   (3,994)
Loss on sale of property and
  equipment                             (28)        (1)      (75)      (10)
Minority interest in earnings          (573)      (587)   (1,054)   (1,370)
Other income, net                        70        257       154       750
                                    -------    -------   -------   -------
Total other income, net              (1,995)     1,438    (4,498)   (1,165)
                                    -------    -------   -------   -------
Income from continuing operations
  before income taxes                 1,441      4,284     1,856     4,567
Income tax provision                    287        256       559       597
                                    -------    -------   -------   -------
Income from continuing operations     1,154      4,028     1,297     3,970
Loss from discontinued operations,
  net of tax                           (900)    (4,308)     (765)   (4,071)
                                    -------    -------   -------   -------
Net income (loss)                   $   254    $  (280)  $   532   $  (101)
                                    -------    -------   -------   -------
Basic net income (loss) per share:
  Continuing operations                0.10       0.36      0.11      0.35
  Discontinued operations             (0.08)     (0.38)     (.07)    (0.36)
                                    -------    -------   -------   -------
Basic net income (loss) per share   $  0.02    $ (0.02)  $  0.04   $ (0.01)
                                    -------    -------   -------   -------
Diluted net income (loss) per share:
  Continuing operations                0.10       0.36      0.11      0.35
  Discontinued operations             (0.08)     (0.38)    (0.07)    (0.36)
                                    -------    -------   -------   -------
Diluted net income (loss) per share $  0.02    $ (0.02)  $  0.04   $ (0.01)
                                    -------    -------   -------   -------
Weighted average shares:
  Basic                              11,311     11,311    11,311    11,311
  Diluted                            11,337     11,311    11,341    11,311